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                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and
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entered into as of this 14th day of October, 1997 by and between TEMPLATE
SOFTWARE, INC., a Virginia corporation (the "Company"), and JOSEPH M. FOX (the
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"Executive").
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                                   RECITALS
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     A.  The Company and the Executive are parties to that certain Employment
Agreement, dated as of October 24, 1996, (the "Agreement"), pursuant to which
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the Executive agreed to accept employment as Chairman of the Board of the
Company. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed such terms in the Agreement.

     B. The Agreement stipulates, among other things, the term, duties and compensation of the Executive with respect to his employment with the Company.

     C.  Pursuant to Section 18 of the Agreement, the parties wish to amend the
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Agreement as provided herein.

                                   AGREEMENT
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     In consideration of the mutual promises contained herein, the parties hereto agree as follows:

     1.  This Amendment shall become effective as of  October 15, 1997.

     2.  Section 2 of the Agreement shall be deleted in its entirety and
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replaced with the following:

     "2. COMPENSATION; BENEFITS.  Subject to the terms and conditions of the
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     Agreement, the Executive shall be paid a percentage of the base salary, benefits and bonuses set forth on Schedule A, attached hereto and made a
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     part hereof, based on the percentage of hours worked by the Executive for each bi-monthly pay period, to be calculated each pay period in accordance with the Company's regular payroll policies. In addition to this base salary, the Executive shall be entitled to the benefits and bonuses described on Schedule A, subject to the terms and conditions described
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     therein.  In addition, the Executive shall be entitled to receive such other benefits including, but not limited to, vacation, holidays and sick leave, as the Company generally provides to its employees holding similar positions as that of the Executive. Notwithstanding the foregoing, the Company reserves the right to adopt, amend or discontinue any employee benefit plan or policy in accordance with then-applicable law."
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     3.  Section 3 of the Agreement shall be deleted in its entirety and
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replaced with the following:

     "3. DUTIES.  The Executive shall be employed as Chairman of the Company's
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     Board of Directors.  The Executive will not be required to spend his full time at the Company, but shall use his best efforts to conscientiously and diligently perform the duties assigned to him by the Company. The Executive also shall perform such duties as may be assigned to him from time to time by the Company's Board of Directors."

     4. All other terms and conditions of the Agreement shall remain in full force and effect and be unaffected hereby.

     5. Subject to satisfaction of all representations, warranties and covenants set forth in this Amendment, each party hereby agrees to waive, release and hold harmless the other party for any breach of the representations, warranties or covenants in the Agreement that may have occurred prior to the date of this Amendment.


                           [SIGNATURE PAGE FOLLOWS.]


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              COMPANY:
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                              TEMPLATE SOFTWARE, INC.,
                               a Virginia corporation


                               By:   /s/ E. Linwood Pearce
                                     -----------------------
                                     E. Linwood Pearce



                              EXECUTIVE:
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                              /s/ Joseph M. Fox
                              ---------------------
                              Joseph M. Fox



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